Economic Activity - Disclosure of Reconciliation of Changes in Goodwill for Entities (Detail) - Entities [Member] S/ in Thousands, $ in Thousands	Dec. 31, 2023 PEN (S/)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 PEN (S/)	Oct. 05, 2022 PEN (S/)
Disclosure of reconciliation of changes in goodwill [line items]
Consideration transferred	S/ 2,682,996		S/ 2,682,996
Purchase price adjustment	(8,193)	$ (1,933)
Fair value of identifiable net assets	(1,257,529)			S/ (1,257,529)
Goodwill	S/ 1,417,274